Exhibit 99.1

August 2020 OpGen Corporate Overview

Forward looking statements disclaimer ©2020 OpGen , Inc. 2 This presentation contains forward - looking statements that are subject to many risks and uncertainties . These statements , among other things , relate to our business strategy , goals and expectations concerning our products , future operations , prospects , plans and objectives of management . The words “ anticipate ,” “ believe ,” “ could ,” “ estimate ,” “ expect ,” “ intend ,” “ may ,” “plan,” “ predict ,” “ project ,” “will” and similar terms and phrases are used to identify forward - looking statements in this presentation . These statements and other statements regarding our future plans constitute “ forward - looking statements ” within the meaning of Section 27A of the Securities Act of 1933, as amended , and Section 21E of the Securities Exchange Act of 1934, as amended , and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1955. Such statements are subject to risks and uncertainties that are often difficult to predict , are beyond OpGen’s control , and that may cause results to differ materially from expectations . Factors that could cause results to differ materially from those described include, but are not limited to, our ability to su cce ssfully, timely and cost - effectively develop, seek and obtain regulatory clearance for and commercialize our product and service offerings, the rate of adoption of our products and services by hospitals and other healthcare providers, the realization of expected synergies from our busi nes s combination transaction with Curetis GmbH, the successful integration of our company with the operations and business of Cure tis GmbH and its subsidiaries and the implementation of the combined company’s strategic and business goals and objectives, the impact of COVID - 19 on our operations, financial results, and commercialization efforts as well as on capital markets and general economic con dit ions, the ability to comply with the complexities of operating a global business, the success of our commercialization efforts, the eff ect on our business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with OpGen's business , please review our filings with the Securities and Exchange Commission . You are cautioned not to place undue reliance on these forward - looking statements , which are based on our expectations as of the date of this presentation and speak only as of the date of this presentation . We undertake no obligation to publicly update or revise any forward - looking statement , whether as a result of new information , future events or otherwise .

Recent newsflow

OpGen has recently announced several key updates and milestones

- Curetis has successfully obtained CE IVD marking of its proprietary, rapid SARS CoV-2 PCR test kit – expect to launch in Europe in Q3 and cease distribution of BGIO kit immediately
- OpGen announced a strategic co-promotion partnership with Menarini Silicon Biosystems to market and sell Menarini's portfolio of COVID-19 related products including the Healgen 10-minute antibody test kit that detects both IgG and IgM
- OpGen Releases Preliminary Data from Collaboration with Karolinska Institute, Stockholm, Sweden. Investigator-initiated clinical study demonstrates that Unyvero HPN Panel for Pneumonia Identifies Life-Threatening Bacterial Co-Infections in COVID-19 Patients in Just Five Hours
- OpGen expands partnership with New York State Department of Health and IDC to detect antimicrobial resistant infections
- OpGen publishes first half year 2020 financial results and provides business update
- OpGen expects that its submission to the U.S. Food and Drug Administration ("FDA") for clearance of the Acuitas® AMR Gene Panel (Isolates) for the detection of antimicrobial resistance genes in bacterial isolates is nearing completion.
- Ares Genetics completed all three phases of the R&D program on ARESdb in its R&D collaboration. Won new undisclosed global IVD company for feasibility and technology evaluation. Won Siemens Technology Accelerator and Austrian AGES agency as new customers. Published strong results from its collaborations with Sandoz, Johns Hopkins and Mayo Clinic

OpGen
©2020 OpGen, Inc.
3

OpGen and its group companies : Striving to innovate molecular microbiology ©2020 OpGen, Inc. 4 Fast Comprehensive Smart Easy Rapid Pathogen Detection For Life Threatening Infections Broad Pathogen & Antimicrobial Resistance (AMR) Marker Coverage AI - Powered AMR Prediction & Bioinformatics Sample - To - Answer Platforms

Combined company’s portfolio : Synergistic products & capabilities ©2020 OpGen, Inc. 5 Unyvero Platform & Syndromic Tests Acuitas Tests & Acuitas Lighthouse Global Commercial Presence Ares Genetics NGS & Bioinformatics Unyvero FDA - cleared platform for lower respiratory tract infection (LRT & LRT BAL) as well as 5 CE IVD tests ; Unyvero A30 RQ platform in development Acuitas AMR Gene Panel tests in clinical trials (Urine) and pending FDA clearance (isolates) to improve antibiotic decision making; Lighthouse knowledge base deployed for public health use Direct sales in U.S., European and China distribution with partners ; 18 distributors covering 43 countries; CoV - 2 test kit distribution in EMEA Ares Technology for AI - powered AMR prediction combining ARESdb with NGS; Strategic partnerships with globally leading IVD & pharma companies

Strategic rationale and benefits ©2020 OpGen, Inc. 6 Well positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage , operational synergies , and positive growth - driven business outlook

Combined company to address unmet clinical needs and large available market opportunities ©2020 OpGen, Inc. 7 U.S. and European markets with ~10 million hospitalized patients annually addressed through hospital - focused sales channels Pneumonia (HPN/LRT) Implant and Tissue Infections (ITI) Blood Culture (BCU) Intra - Abdominal Infections (IAI) Sepsis Host Response (SHR) Urinary Tract Infections (UTI) The current Unyvero portfolio and pipeline of cartridges according to management estimates target about 10 million patients annually in EU and U.S. with additional upside in Asia / Pacific and ROW markets . ∼ 10M cases per year

Strategic rationale and benefits ©2020 OpGen, Inc. 8 Well positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage , operational synergies , and positive growth - driven business outlook

We help fight the COVID-19 global pandemic

SARS CoV-2 Kit with PULB, PCR-compatible universal lysis buffer, COVID-19 pneumonia co-infections

CE-IVD marked SARS CoV-2 Kit with PULB





- Real-time fluorescent RT-PCR kit for detecting SARS-CoV-2, developed by our team in Germany
- Time to result in ~1 hour
- Can be used with RNA isolated by performing standard RNA isolation processes, as well as with oropharyngeal or nasopharyngeal swabs collected in PCR compatible viral transport medium treated with PULB provided in the kit
- Runs on Real-Time PCR systems such as QuantStudio™ 5 and Bio-Rad CFX96™
- PCR-compatible Universal Lysis Buffer (PULB)

HPN/LRT cartridges CE marked & FDA cleared for lower respiratory tract infections such as bacterial pneumonia unyvero



- Multiplex PCR system capable of detecting COVID-19 bacterial co-infections such as bacterial pneumonia
- HPN: Coverage of 29 pathogens and 19 resistance markers
- LRT (LRT BAL): Coverage of 36 (37) pathogens and 10 (10) antibiotic resistance markers
- Range of sample materials: sputum, bronchoalveolar lavage and tracheal aspirates
- Results in 4-5 hours

OpGen

©2020 OpGen, Inc.

9

Sample-to-answer high-throughput testing capabilities

Innovating molecular microbiology through proprietary platforms and content

Striving for molecular microbiology innovation

MDx Platforms	MDx Content

unyvero



Unyvero A50
High-Plex PCR



Unyvero A30 *RQ**
Low- to Mid-Plex PCR

Low- to high-plex PCR
Broad range of sample types

*Unyvero A30 RQ Analyzer in development, latest design concept; final product may differ.

Acuitas AMR Gene Panel**

Acuitas Lighthouse

ares genetics



ARESdb
MDx Content & NGS Applications

Proprietary PCR & NGS applications based on leading AI-powered AMR knowledgebases

**Pending 510(k), not for diagnostic use.

OpGen

©2020 OpGen, Inc.
10

Broad Unyvero cartridge portfolio ©2020 OpGen, Inc. 11 HPN / LRT BAL* Hospitalized Pneumonia / Lower Respiratory Tract Infections ITI Implant & Tissue Infection IAI Intra - Abdominal Infection BCU Blood Culture UTI Urinary Tract Infection * Unyvero LRT / LRT BAL are FDA cleared – all other products CE IVD marked.

Unique and differentiated syndromic panels

unyvero

Cartridge	Indication area	Number of targets covered	Sample types	Clearance status
HPN**	Severe cases of Pneumonia	48 targets****, pathogens (29) and antibiotic resistance markers (19)	Sputum, broncho-alveolar lavage, tracheal aspirate	CE-IVD marked Singapore (HAS) Thailand Malaysia
LRT & LRT BAL	Lower Respiratory Tract Infections	LRT (LRT BAL): 46 (47) targets****, pathogens 36 (37) and antibiotic resistance markers 10 (10)	LRT: Tracheal aspirates LRT BAL: Bronchoalveolar Lavage (BAL)	LRT: FDA cleared (4/2018) LRT BAL: FDA cleared (12/2019)
ITI	Severe cases of Implant and Tissue Infections	102 targets, pathogens (85) and antibiotic resistance markers (17)	Sonication fluid, swabs, striche, tissue, pus, aspirate/ exudate, etc.	CE-IVD marked
BCU***	Bloodstream infections	103 targets, pathogens (86) and antibiotic resistance markers (17)	Positively flagged blood cultures	CE-IVD marked Singapore (HAS) Thailand
IAI	Severe Intra-Abdominal Infections	130 targets, pathogens (105), toxins (3) and antibiotic resistance markers (22)	Paracentesis fluids, biliary fluids, peritoneal fluids, drainage fluids, retroperitoneal fluids, pus, swabs, samples from positively flagged blood culture bottles inoculated with other fluids than blood (IAI fluids such as ascites)	CE-IVD marked
UTI	Severe cases of Urinary Tract Infections	103 targets, pathogens (88) and antibiotic resistance markers (15)	Midstream urine, suprapubic aspiration, tissue	CE-IVD marked

***HPN: Hospitalized Pneumonia ***BCU: Blood Culture Application ****Difference between HPN and LRT (BAL) due to different reporting requirements between CE-IVD and U.S. FDA-cleared products.*

OpGen

©2020 OpGen, Inc.

12

Current U.S. product offerings : Unyvero LRT & LRT BAL Providing Clear Direction • FDA - cleared , sample - to - answer , in less than 5 hours with just about 2 min hands - on time • Direct from native specimen , FDA - cleared for bronchoalveolar lavage fluids and tracheal aspirates • Multiplex PCR with array detection • Detects the most clinically relevant pathogens (incl. atypicals ) and antibiotic resistance markers associated with lower respiratory tract infections including pneumonia • Broadest carbapenemase resistance coverage • The only FDA - cleared LRT panel that detects Pneumocystis jirovecii • Critical information for life - saving treatment decisions ©2020 OpGen, Inc. 13

Current U.S. product offerings : Acuitas AMR Gene Panel* Detects most deadly superbugs E. coli, K. pneumoniae , P. mirabilis , P. aeruginosa , E. faecalis ©2020 OpGen, Inc. 14 Panel available for RUO in outbreak monitoring and epidemiology settings ( for isolates FDA clearance decision pending ) – and in clinical trials for cUTI Identifies Up to 47 Resistance Genes, spanning 9 Antibiotic Classes Tests Directly from Urine (in Clinical Trials) or Isolated Colonies (FDA Clearance Decision Pending ), Sample - to - Answer Multiplex PCR from Bacterial Isolates ( or Native Urine Specimen ) in under 3 hours * For Research Use Only . Not for use in diagnostic procedures .

Unyvero A30 RQ Rapid sample - to - answer testing platform in development Key Design Features • Fully integrated , closed , sample - to - answer MDx platform • Universal real - time PCR technology for low - to mid - plex testing • Flexible cartridge fluidics for numerous chemistries and assay formats • Fast turn - around time of 45 - 90 minutes • Light - weight , stackable benchtop design with small footprint • Modular and scalable from 1 to 8 cartridge slots • Designed for ease - of - use and flexible deployment in labs and near - patient settings • Attractive COGS for instruments and reagents Development Status • Currently working towards clinical proof of concept from sample to answer with various assays including SARS CoV - 2 • Multiplex PCR successfully demonstrated on functional prototypes • Manufacturing aspects fully specified and in development or implementation phase • Curetis aims at having Unyvero A30 RQ platform ready for partnering in 2020 ©2020 OpGen, Inc. 15 Platform available for partnering to rapidly create menu of tests and commercial channel (s )

Strategic rationale and benefits ©2020 OpGen, Inc. 16 Well positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage , operational synergies , and positive growth - driven business outlook

Ares Genetics & ARESdb * ©2020 OpGen, Inc. 17 Bioinformatics powerhouse with industry - leading proprietary AI - powered AMR knowledgebase for molecular microbiology Global ARESdb Database • Unique Knowledgebase on Antibiotic Resistance Markers building on SIEMENS Microbiology Strain Collection • Demonstrated up to > 99 % Accuracy for Antibiotic Susceptibility Prediction in evaluation studies • Based on > 55,000 Pathogens and associated Resistance Data for > 100 Antibiotics First RUO applications launched through NGS service laboratory and cloud platform Partners and customers include globally leading IVD & pharma companies *In development ; For Research Use Only . Not for use in diagnostic procedures .

Acuitas Lighthouse ® : Diagnostics data management platform for antibiotic resistant pathogens * ©2020 OpGen, Inc. 18 Rapid molecular antibiotic resistance prediction Cloud - based bioinformatics platform powers our ability to trace AMR in real - time with the potential to change the landscape of clinical infectious disease management and improve outcomes for patients Successfully met all development milestones under 1 st year contract – potential state - wide AMR surveillance network and expanded the partnership for 2 nd year contract term – Currently discussing re - start of testing post COVID - 19 related testing pause at all sites *In development ; For Research Use Only . Not for use in diagnostic procedures .

Strategic rationale and benefits ©2020 OpGen, Inc. 19 Well positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage , operational synergies , and positive growth - driven business outlook

Dual commercial model Multiple products to same hospital call points via same sales channel to drive synergies and cost efficiencies ©2020 OpGen, Inc. 20 Leveraging synergies from our now combined commercial team structures Expanding global commercial reach though direct sales in U.S. and via global distributors • Direct sales in the U.S. • European distribution through Menarini Diagnostics • China distribution through Beijing Clear Biotech • 26 distributors covering 45 countries in EU, ME, LATAM, and Asia • EMEA distribution and sales of BGI’s SARS CoV - 2 test kits Direct Partners

Pan - European distribution via Menarini ©2020 OpGen, Inc. 21 Currently 11 EU countries – option to expand relationship to further EMEA markets and additional product lines Menarini Diagnostics & Curetis Collaboration ( since Q1 - 2019) • Covers entire Unyvero A50 product line • Currently covered countries: BE, CH, DE, ES, FR, IT, LU, NL, PT, UK, GR • Option to expand relationship to further EMEA countries Menarini Diagnostics Other distributors

OpGen and MSB Co - Market COVID - 19 Antibody Test Kit ©2020 OpGen, Inc. 22 Co - Promotion Agreement • OpGen is authorized to market and promote such products in the United States, Canada, and Mexico under a strategic co - promotion agreement entered into by OpGen and MSB • COVID - 19 related products include an IgG/IgM Rapid Test Cassette that is manufactured by Healgen and sold by MSB, which is an antibody test that provides results in as fast as 10 minutes • IgG/IgM Rapid Test Cassette has been authorized by the FDA under an emergency use authorization for use by authorized laboratories • The test has been authorized only for the presence of IgM and IgG antibodies against SARS - CoV - 2, not for any other viruses or pathogens • Under the terms of the co - promotion agreement, OpGen is entitled to certain payments based on MSB’s net sales from customers referred by OpGen for such products, including the IgG/IgM Rapid Test Cassette • The parties expect to continue to expand the portfolio of COVID - 19 products available as part of the non - exclusive co - promotion relationship OpGen is marketing and promoting CELLSEARCH system, CELLSEARCH CEC kit, and certain COVID - 19 related products sold and distributed by Menarini Silicon Biosystems

Strategic rationale and benefits ©2020 OpGen, Inc. 23 Well positioned to capitalize on global opportunities in infectious disease and rapid AMR detection Proprietary molecular diagnostic tests and platforms Premier AI - powered bioinformatics solutions for multi - drug resistance diagnostics Global commercial channel capabilities & partners Financial leverage , operational synergies , and positive growth - driven business outlook

Financial considerations as of June 30, 2020 Proforma Combined Revenue: • FY 2018 revenues of $4.5 • FY 2019 revenues of $6.0 million • H1 2020 revenues of $2.8 million Reported Revenue : • 2Q 2020 revenues of $1.2 million • H1 FY revenues of $1.8 million (excluding $1.0 million of Curetis revenue during Q1 2020) • No revenue guidance for 2020 at this time due to COVID - 19 situation Cash position: • June 30, 2020 – $12.9 million • Cash raised via ATM and warrant exercises through June 2020 – $20.1 million • ATM gross capacity - $3.7 million • ATM gross capacity reset for another $ 6.4 million • EUR 5 million tranche in non - dilutive debt financing for COVID - 19 related R&D from the European Investment Bank (EIB ) • Warrants outstanding – 1,033k (864k at average price of $2.16) • Cash Burn – estimated to be approximately $5.0 - $6.0 million per quarter Capital Structure - Shares Outstanding • Common Stock – 17,693,932 • Warrants – 1,033,386 (864,000 warrants avg. exercise price $2.16) • Convertible – 311,003 • Equity Awards – 152,189 • Fully Diluted Shares Outstanding – 19,190,510 ©2020 OpGen, Inc. 24

Operations Other Key Items • 20,000 sq. ft. Corporate HQ and FDA registered R&D/ manufacturing facility in Gaithersburg, Maryland, USA • 17,000 sq . ft . FDA registered R&D, operations and G&A facility in Holzgerlingen, southern Germany • 17,000 sq . ft . FDA registered manufacturing facility in Bodelshausen, southern Germany • 15 Acuitas AMR Gene Panel system placements in the U.S. • Legacy FISH products from AdvanDx sold via combined U.S. commercial team and via Curetis GmbH in Europe • ~170 Unyvero Analyzer placements globally Employee count : • Approximately 110 employee‘s globally: • ~57 R&D, Operations , SW & Bioinformatics • ~20 Manufacturing, QM /QA /QC & RA • ~18 Sales & Marketing • ~15 General & Administration ©2020 OpGen, Inc. 25

OpGen Inc. executive leadership team and board 26 Oliver Schacht, Ph.D . Timothy (Tim) C. Dec Johannes (Jan) Bacher William (Bill) Rhodes (Chairman) Evan Jones Mario Crovetto Don Elsey Prabhavathi Fernandes, Ph.D . Oliver Schacht, Ph.D. (CEO) Chief Executive Officer: Chief Financial Officer: Chief Operating Officer: Board Members: Team has decades of experience in precision medicine, molecular diagnostics and capital markets ©2020 OpGen, Inc.

Upcoming milestones , newsflow & catalysts Unyvero & Acuitas ® rapid molecular tests • Final study data from Karolinska Institutet, Stockholm, Sweden in COVID - 19 bacterial pneumonia co - infection clinical study • FDA clearance decision Acuitas ® AMR Gene Panel (isolates) • USA commercial updates on Unyvero LRT / LRT BAL • Unyvero A30 RQ partnering deal(s) • Clinical trial updates (FDA trial enrollment, data read - out, China clinical trial etc.) • Regulatory submissions (e.g. next FDA submission upon trial completion ) • China NMPA approval and launch for Unyvero HPN test Ares Genetics • Potential future expansion of the partnership with global IVD corporation (e.g. option for 90 day exclusive negotiation about licensing ) • Further partnering / licensing deal(s) ©2020 OpGen, Inc. 27

Contact info OpGen Inc. (Global HQ) 708 Quince Orchard Road Gaithersburg , MD 20878 USA +1 301.869.9683 InvestorRelations@opgen.com ©2020 OpGen, Inc. 28 Curetis GmbH Max - Eyth - Str. 42 71088 Holzgerlingen, Germany +49 (0)7031 49195 - 10 contact@curetis.com Ares Genetics GmbH Karl - Farkas - Gasse 18 1030 Wien, Austria +43 (0)1 361 8880 10 contact@ares - genetics.com

Thank You ! 29 ©2020 OpGen, Inc .